Advisory Research Emerging Markets Opportunities Fund
(Ticker Symbol: ADVMX)

A series of Investment Managers Series Trust

Supplement dated December 29, 2016, to the
Prospectus and Statement of Additional Information (“SAI”) dated March 1, 2016, as amended.

Effective January, 1, 2017, Kevin A. Ross is added as a portfolio manager to the Advisory Research Emerging Markets Opportunities Fund. Accordingly, the paragraph under the heading entitled “Portfolio Managers” on page 11 of the Prospectus is deleted in its entirety and replaced with the following:

Drew Edwards, Marco P. Priani and Kevin A. Ross are jointly and primarily responsible for the day-to-day management of the Fund. Drew Edwards and Marco P. Priani have served as portfolio managers of the Fund since its inception. Kevin A. Ross has served as a portfolio manager of the Fund since January 2017.

The third paragraph under the heading entitled “Portfolio Managers” beginning on page 61 of the Prospectus is deleted in its entirety and replaced with the following:

The Emerging Markets Opportunities Fund is team managed by Drew Edwards, Marco P. Priani and Kevin A. Ross.

The following paragraph is added under the heading entitled “Portfolio Managers” beginning on page 61 of the Prospectus:

Kevin A. Ross, CFA has 10 years of investment experience and has served as an Associate and Research Analyst of the firm since 2013. Prior to joining ARI, Mr. Ross worked as an International Equity Analyst at Driehaus Capital Management in Chicago from August 2008 to April 2013. He also worked as a Senior Research Associate at Raymond James from July 2006 to July 2008 with a focus on the real estate industry. Mr. Ross holds a B.S.B.A. in finance and international business from Washington University, St. Louis and an M.B.A. with a concentration in finance, international business, and economics from the University of Chicago, Booth School of Business.

The following is added to the section entitled “Other Accounts Managed by the Portfolio Managers” beginning on page B-44 of the SAI:

As of November 30, 2016:

Kevin A. Ross
			With Advisory Fee Based on Performance
Type of Account	Number of Accounts	Total Assets in Accounts Managed (in millions)	Number of Accounts	Total Assets (in millions)
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other advisory accounts	0	$0	0	$0

The following is added to the chart under the heading entitled “Ownership of the Funds by Portfolio Managers” on page B-46 of the SAI:

Name of Portfolio Manager	Dollar Range of Securities in the Funds (A: None, B: $1-$10,000, C: $10,001-$50,000, D: $50,001-$100,000, E: $100,001 - $500,000, F: $500,001 - $1,000,000, G: Over $1,000,000)
	All Cap Value Fund	Emerging Markets Opportunities Fund	Global Value Fund	International All Cap Value Fund	International Small Cap Value Fund	Small Company Opportunities Fund	Strategic Income Fund
Kevin A. Ross*	A	E	C	A	C	A	A

*	As of November 30, 2016.

Please file this Supplement with your records.